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                                                                   EXHIBIT 10.10

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this Agreement) is effective as of December 27, 1999, by and between PHASECOM, INC., a Delaware corporation (hereinafter the "Corporation"), and ARNON KOHAVI (hereinafter the "Investor").

                                     RECITAL

         The Investor desires to purchase shares from the Corporation, and the Corporation desires to sell to the Investor, shares of Common Stock on the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties agree as follows:

         1. SALE OF STOCK. Subject to the terms and conditions hereof, the Corporation will issue and sell to the Investor, and the Investor will purchase from the Corporation, ONE HUNDRED SEVENTY-EIGHT THOUSAND FIVE HUNDRED SEVENTY-ONE (178,571) shares of the Corporation's Series C Preferred Stock (the "Shares") at a per-share purchase price of Fifty Six Hundredths U.S. Dollars ($0.56) for a total purchase price of One Hundred Thousand Dollars ($100,000) (the "Purchase Price").

         2. ISSUANCE AND PAYMENT. Upon payment of the Purchase Price, the Corporation will deliver to the Investor a certificate registered in the name of the Investor, representing the Shares ("Certificate").

         3. CORPORATION'S WARRANTIES. The Corporation hereby represents and warrants effective as of the effective date of this Agreement as follows:

                  a. CORPORATE ORGANIZATION AND STANDING. The Corporation is a corporation duly organized, existing and in good standing under the laws of the Delaware. The Corporation has the requisite corporate power to carry on its business as presently conducted, and as proposed or contemplated to be conducted in the future, and to enter into and carry out the provisions of this Agreement and the transactions contemplated hereby. The Corporation is not presently qualified to do business as a foreign corporation in any jurisdiction where the failure to be so qualified would materially and adversely affect the Corporation's business.

                  b. AUTHORIZATION. All corporate action on the part of the Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Corporation, the authorization, sale, issuance and delivery of the stock and the performance of all of the Corporation's obligations hereunder has been taken or will be taken prior to the issuance of the Certificate. This Agreement, when executed and delivered by the Corporation, shall constitute a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, will be fully paid and nonassessable, and will have the rights, preferences and privileges described in the Articles, provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws.

                  c. GOVERNMENTAL CONSENTS. To the Corporation's knowledge, no consent, approval, order, authorization or registration, qualifications, designation, license, declarations or filings with any Federal or state governmental authority is required on the part of the Corporation in connection with the

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consummation of the transactions contemplated herein, except for security law filings and any IITSSA filings.

         4. INVESTOR REPRESENTATIONS AND WARRANTIES. The Investor represents and warrants to the Corporation that:

                  a. INVESTMENT. The Investor is acquiring the Shares for investment for its own account, and not with a view to, or resale in connection with, any distribution thereof, and he has no present intention of selling or distributing any such Shares. The Investor understands that the Shares have not been registered under the Securities Act of 1933 ("Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein.

                  b. RULE 144. The Investor acknowledges that because the Shares have not been registered under the Securities Act, the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act that permits limited resale of shares purchased in a private placement under certain circumstances.

                  c. NO PUBLIC MARKET. The Investor understands that no public market now exists for any securities issued by the Corporation and that it is uncertain whether a public market will ever exist for any such securities.

                  d. ACCESS TO DATA. The Investor has had an opportunity to discuss the Corporation's business, management and financial affairs with its management and to obtain any additional information given to the Investor necessary or appropriate for deciding whether or not to purchase the Shares. The Investor acknowledges that no representations or warranties have been made by the Corporation or any agent thereof except as set forth in this Agreement.

                  e. INVESTMENT EXPERIENCE. The Investor is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission under the authority of the Securities Act., and as set forth in Exhibit A, attached hereto and incorporated herein by this reference.

                  f. PREVIOUS INVESTMENTS. The Investor is an investor in securities of companies in the development stage and acknowledges that the Investor is able to fend for himself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment contemplated herein.

                  g. RISKS. The Investor understands that an investment in the Corporation involves a high degree of risk and is suitable only for investors who can afford a loss of their entire investment and who have no need for liquidity from their investment.

                  h. IITSSA COMPLIANCE. If the Investor is a foreign person, and if applicable, the Investor shall provide to the Corporation all such information as is necessary to complete the forms required to be filed by the Corporation with the U.S. Department of Commerce, Bureau of Economic Analysis, under the International Investment and Trade in Services Survey Act, as amended, and regulations issued thereunder.

                  i. GOVERNMENTAL CONSENTS. To the Investor's knowledge, no consent, approval, order, authorization or registration, qualifications, designation, license, declarations or filings with any governmental authority outside of the United States is required on the part of the Investor in connection with the consummation of the transactions contemplated herein.


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         5.       RESTRICTIVE LEGENDS. Each certificate or other written
documentation representing any of the Shares which the Investor is purchasing or may purchase hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Corporation) shall be stamped or otherwise imprinted with a legend substantially in the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS UNDER STATE LAW."

         The Corporation shall be entitled to enter stop transfer notices on its stock books with respect to the Shares.

         6.       STAND-OFF AGREEMENT.

                  a. CERTIFICATES. The Investor agrees to have any certificate or certificates representing his, her or its Shares which are to be issued pursuant to this Agreement bear, in addition to any other applicable securities legends, a legend stating that the shares represented by that certificate may not be transferred by any means whatsoever, without the agreement of the Corporation, for a period commencing on the date of an initial public offering of the Shares ("Offering") and ending on the one hundred eightieth (180th) day following the commencement of the Offering (the "Lock-Up Period").

                  b. NO SALES. Until the Lock-Up Period expires, the Investor agrees unless released in writing by the Corporation, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than any shares included in the Offering). The Corporation may impose stop transfer instructions with respect to the shares subject to the foregoing restrictions, until the end of the Lock-Up Period. The Investor agrees to execute any and all agreements with the Corporation and/or its investment bankers which the Corporation deems necessary to effect the Investor's agreement set forth in the previous sentence.

         7.       MISCELLANEOUS.

                  a. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  b. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between and among the parties with regard to the subjects hereof and thereof.

                  c. NOTICE. Any notice, payment, report or other communication required or permitted to be given by one party to any other party by this Agreement shall be in writing and either (i)served personally on the other party or parties; (ii) sent by express, registered or certified first class mail, postage prepaid, addressed to the other party or parties at its or their address or addresses as indicated next to their signatures below, or to such other address as any addressee shall have theretofore furnished to the other parties by like notice; (iii) delivered by commercial courier to the other party or parties; or (iv) sent by facsimile. Such notice shall be deemed received on the second day after transmittal if sent by one day


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courier together with a transmission of such notice by facsimile if the recipient has the capability to receive a facsimile at its address and if sent by other methods shall be deemed received upon receipt.

                  d. FINDER'S AND BROKER'S FEES. Each party hereto represents and warrants that he, she or it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and hereby agrees to indemnify and to hold the other harmless from any liability for any finder's or broker's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying person, or any of its employees or representatives, are responsible.

                  e. TITLES AND SUBTITLES. The titles of the Sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

                  f. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  g. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

                  h. ARBITRATION. Any dispute between the parties arising out of this Agreement shall be submitted to final and binding arbitration in the City of San Jose, County of Santa Clara, State of California, under the Commercial Arbitration Rules of the American Arbitration Association then in effect, upon written notification and demand of either party therefor. In the event either party demands such arbitration, the American Arbitration Association shall be requested to submit a list of prospective arbitrators consisting of persons experienced in matters involving securities offerings. The provisions of California Code of Civil Procedure Section 1283.05 and the laws of the State of California are incorporated herein and shall be applicable to the arbitration. In making the award, the arbitrator shall award recovery of costs and expenses of the arbitration and reasonable attorneys' fees to the prevailing party. Any award may be entered as a judgment in any court of competent jurisdiction. Should judicial proceedings be commenced to enforce or carry out this provision or any arbitration award, the prevailing party in such proceedings shall be entitled to reasonable attorneys' fees and costs in addition to other relief. Either party shall have the right, prior to receiving an arbitration award, to obtain preliminary relief from a court of competent jurisdiction to avoid injury or prejudice to that party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year hereinabove first written.

CORPORATION:                                      INVESTOR:

PHASECOM, INC.

By: /s/ Andrew Fradkin                            /s/ Arnon Kohavi
   ----------------------------                   -----------------------------
                                                  ARNON KOHAVI
ANDREW FRADKIN, Associate General Counsel
-----------------------------------------
 (Print Name and Title)


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                                    EXHIBIT A
                                       TO
                            STOCK PURCHASE AGREEMENT

                        DEFINITION OF ACCREDITED INVESTOR

         ACCREDITED INVESTOR. "Accredited investor" shall mean any person who comes within any of the following categories as at the Closing Date:

         (1) Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in
Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

         (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

         (3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (4) Any director or executive officer of the Corporation;

         (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; and

         (8) Any entity in which all of the equity owners are accredited investors.

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